Defined Asset Funds

                             Select Ten Portfolio
                                 International

                         1998 United Kingdom Portfolio
                                   Series 1

[ML logo] Merrill Lynch

SELECTING INVESTMENTS FOR YOUR PORTFOLIO CAN BE
COMPLICATED -- UNLESS YOU HAVE A STRATEGY

The Select Ten Strategy

International equity markets, such as the United Kingdom, can offer attractive growth potential and help investors diversify their portfolios. The United Kingdom's economic growth is reflected in the performance of the Financial Times Industrial Ordinary Share Index* (FT Index).

The Portfolio seeks total return by holding the ten highest dividend-yielding stocks of the FT Index for about one year (the "Strategy").

The Portfolio looks for potential values in the equity market by investing in established companies whose prices may be depressed. It consists of approximately equal values of the ten stocks in the FT Index with the highest dividend yields at the time of the offering.

Each year, we intend to reapply the screening process to select a new Portfolio. You can reinvest in the next portfolio, if available, at a reduced sales charge, or you can redeem your investment. Although each Portfolio is a one-year investment, we recommend you stay with the Strategy for at least three to five year for more consistent results.

Offers U.S. Investors Some Big Advantages

o        Low cost.  The minimum investment is about $250.

o Semi-annual dividends. Investors receive two consolidated checks per year, not 20 for the 10 stocks, and payments are in U.S. dollars.

o Reinvestment. You may choose to reinvest your dividends at a reduced sales charge to compound your income.

o No sell decisions. You are buying and holding for about a year, a Portfolio of established companies with relatively high dividend yields.

Select Ten International United Kingdom Portfolio -- 1998 Series 1(1)


                                                                     Current
                                                                     Dividend
Name of Issuer                                                       Yield(2)
1.   BTR PLC                                                            6.82%
2.   Courtaulds PLC                                                     4.71
3.   Allied Domecq PLC                                                  4.17
4.   Peninsular & Oriental Steam Navigation Company                     3.90
5.   Blue Circle Industries PLC                                         3.84
6.   Scottish Power PLC                                                 3.69
7.   Tate and Lyle PLC                                                  3.48
8.   General Electric Company PLC                                       3.36
9.   British Telecommunications PLC                                     3.18
10.  BOC Group PLC                                                      3.16

The Portfolio does not reflect the research opinions or any buy or sell recommendations of any of the Sponsors.

*The publisher of the Financial Times Index has not participated in any way in the creation of the Portfolio or in the selection of its stocks nor approved any information included in this brochure.

(1) Initial date of deposit -- February 27, 1998

(2)Current dividend yield for each security was calculated by adding the most recent interim and final dividends declared on that security and dividing the result by its market value as of the close of trading on February 27, 1998. There can be no assurance that future dividends, if any, will be maintained at the indicated rates.

Past Performance of Prior Select Ten International United Kingdom Portfolios

The chart below show average annual total returns for the following Series, which assume annual "rollovers" into the next Portfolio. We've also included returns for the most recently completed Portfolio of each Series.


Series From Inception Through
12/31/97                                   Most Recently Completed Portfolio

Inception                  Return       Period                           Return
6/21/93       Series B     10.7%        5/20/96-6/27/97      Series B    18.63%
9/28/93       Series C     7.81%        9/17/96-10/24/97     Series C    22.15%
1/5/94        Series A     4.70%        1/22/96-2/28/97      Series A    2.78%
7/22/96       Series 3     24.13%       7/22/96-8/29/97      Series 3    18.01%
11/1/96       Series 5     17.01%       11/1/96-12/12/97     Series 5    18.50%

Past performance is no guarantee of future results. Average annual total returns represent price changes plus dividends reinvested, divided by the initial public offering price, and reflect maximum sales charges and expenses. Returns for Series From Inception will differ from Most Recently Completed Portfolio because they reflect a reduced sales charge on rollovers and different performance periods.

[logo] Select Ten Portfolio
United Kingdom
International Series

Financial Times Index

The FT Index consists of 30 common stocks chosen by the editors of The Financial Times (London) to be representative of British industry and commerce. The companies are major players in their industries and their stocks are widely held by individual and institutional investors. The FT Index is an unweighted average of the share prices of these companies:

Allied Domecq
ASDA Group
BOC Group
BTR
Blue Circle Industries
Boots Company
British Airways
British Petroleum Company
British Telecommunications
BG
Cadbury Schweppes
Courtaulds
Diageo
EMI Group
General Electric Company
Glaxo Wellcome
GKN
Granada
Imperial Chemical Industries
Lucas Industries
Lloyds TSB
Marks & Spencer
National Westminster Bank
Peninsular & Oriental Steam Navigation Company
Reuters Holdings
Royal & Sun Alliance Insurance
Scottish Power
SmithKline Beecham
Tate & Lyle
Vodafone Group

Hypothetical Past Performances of the Strategy (not any Portfolio)

Growth of $10,000 invested 1/1/78 through 12/31/97

[A mountain chart compares the cumulative annual performance from 1/1/78 through 12/31/97 of the Strategy [3] (ochre) and the FT Index (purple). An ochre box in the upper left quadrant indicates the components of the Strategy performance section of the chart ("net of sales charges and expenses"). The horizontal (X) axis compares the cumulative annual performance by year, from 1/1/73 through 12/31/97. The vertical (Y) axis reflects the dollar amount value for each index from 1/1/73 through 12/31/97. The initial value of each investment is $10,000. Throughout the aforementioned period, increases in each investment builds towards the Y axis. At the end of this period, the Y axis reflects the ending value of the Strategy ($303,865 ) and the FT Index ($153,357).]

Since stocks in the Portfolio were chosen solely by applying the Strategy, we analyzed the Strategy to see how it could have performed. Past performance of the Strategy is no guarantee of future results of any Portfolio. The Strategy would have underperformed the FT Index in 8 of the last 20 years. There can be no assurance that any Portfolio will outperform the Index.

Annual Total Returns

Strategy returns are net of sales charges and expenses.(3)

                            FT                                     FT
     Year     Strategy     Index          Year      Strategy      Index
     1978     14.48%       9.92%          1989        26.46        22.80
     1979      2.51        3.59           1990         7.01        10.29
     1980     27.90       31.77           1991        14.32        14.65
     1981     -8.52       -5.30           1992         2.02        -2.33
     1982     41.78        0.42           1993        35.44        18.40
     1983     39.81       21.94           1994         3.21         1.89
     1984      3.25        2.15           1995         8.58        17.63
     1985     76.39       54.74           1996        12.04        20.05
     1986     30.63       24.36           1997         9.85        16.98
     1987     45.85       38.99
     1988      9.13        6.74         Average       18.61%       14.63%

The results shown are hypothetical past performance of the Strategy (not any Portfolio) and are no guarantee of future results. Returns represent price changes plus dividends reinvested at each year end, divided by the initial public offering price, and do not reflect the deduction of any commissions or taxes. Changes in the exchange rate of the pound sterling relative to the U.S. dollar affected these figures significantly. These changes ranged from -25% in 1981 and 1984 to +21% in 1987, and averaged -1.65% over the last 20 years.

Portfolio performance will differ from the Strategy because of commissions, Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices and currency exchange rates different from those used in determining Portfolio unit price, they are not fully invested at all times and stocks may not be weighted equally.

(3) Net of Portfolio sales charges (2.75% for the first year, 1.75% for each subsequent year) and estimated expenses.

Defining Your Risks

The following are important facts to keep in mind when considering this investment. Please read them carefully. Your financial professional will be happy to answer any questions you may have.

o The Portfolio should not be considered a complete investment program and may be considered speculative.

o The Portfolio may not be appropriate for investors seeking either preservation of capital or high current income, nor would it be suitable for investors unable or unwilling to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international equities.

o        There can be no assurance that the Portfolio will meet its objective.

o Total returns on United Kingdom stocks fluctuate widely, and the value of your investment will change with the prices of the underlying stocks and currency exchange rates. In addition, there can be no assurance that dividend rates will be maintained or that stock prices or currency exchange rates will not decline.

o These stocks may have higher yields because they or their industries are experiencing financial difficulty or are out of favor. There can be no assurance that the market factors that caused these relatively low prices and high yields will change.

Tax Reporting

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and the charge for organizational expenses. In addition, the annual statement and the relevant tax reporting forms you receive at year end will be based on the amount paid to you, net of the deferred sales charge and the charge for organizational expenses. Accordingly, you should not increase the tax basis in your units by these sales charges and expenses. U.S. investors will include in income their share of dividends, grossed up for certain taxes paid by U.K. issuers; however, they may not be able to obtain refunds for such taxes.

Generally, dividends and any gains will be subject to tax each year. Capital gains, if any, on assets held over a year will be taxed up to the maximum federal tax rate of 28%. However, on rollovers of future Portfolios, if available, investors will defer recognition of gains and losses on stocks that are contributed in kind to the new Portfolios. Investors may also be eligible for a 20% maximum federal tax rate on gains from stocks that are sold.

Defining Your Costs

First-time investors pay an initial sales charge of about 1% when they buy. All investors pay a deferred sales charge of $17.50 per 1,000 units, about 1.75%, deducted over the last ten months of the Portfolio.

If you sell your units before termination, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial charge will be waived. You will only pay the deferred sales charge and operating expenses.


                                             As a % of Public      Amount Per
                                              Offering Price      1,000 Units
-------------------------------------------------------------------------------
Initial Sales Charges                             1.00%              $10.00
Deferred Sales Charge                             1.75%              $17.50
Maximum Sales Charge                              2.75%              $27.50
                                          =====================================

Estimated Annual Operating Expenses               0.43%              $4.30
(as a % of net assets)
-------------------------------------------------------------------------------

Volume Purchase Discounts

For larger purchases, the overall sales charge are reduced to put more of your investment dollars to work for you.

                     Amount                 Total Sales Charge as a % of
                    Purchased                   Public Offering Price
------------------------------------------------------------------------------
Less than $50,000                                       2.75%
$50,000 to $99,999                                      2.50%



$100,000 to $249,999                                    2.00%
$250,000 to $999,999                                    1.75%
$1,000,000 or more                                      1.00%
------------------------------------------------------------------------------

Don't Delay

Call your financial professional for a free prospectus containing more complete information, including all charges and expenses, and the special considerations associated with the risks of international investing including currency risk. Read the prospectus carefully before you invest.

Additional United Kingdom Portfolios containing the then-highest dividendyielding stocks may be created in the future. Information contained herein is subject to completion or amendment. A registration statement relating to the securities of the next Portfolio in this Select Ten Portfolio -- International Series has been filed with the Securities and Exchange Commission. The securities of that Portfolio may not be sold nor may offers to buy be accepted prior to the time that registration statement becomes effective. This brochure shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Other Select Ten Portfolios

Select Ten Portfolio (DJIA)
Hong Kong Portfolio (Hang Seng Index)
Japan Portfolio (Nikkei Index)

Other Select Series

Select Growth Portfolio
Select S&P Industrial Portfolio
Select S&P Industry Turnaround Portfolio
Select S&P Intrinsic Value Portfolio

Equity Investor Funds Concept Series

Premier American Portfolio
Premier World Portfolio
Real Estate Income Fund 2
Tele-Global Trust 3

Equity Investor Funds Index Series

S&P 500 Index Trust 2
S&P MidCap Index Trust

Other Defined Asset Funds

Corporate Income Funds
Government Securities Income Funds
International Bond Funds
Municipal Investment Trusts


[Recycling logo] Printed on Recycled Paper

11341BR-3/98
[Copyright logo] 1998 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC.